Exhibit 99.1

HESS CORPORATION

HESS REPORTS ESTIMATED RESULTS FOR THE THIRD QUARTER OF 2016

Third Quarter Highlights:

•	Net loss was $339 million, or $1.12 per common share, compared with a net loss of $279 million, or $0.98 per common share, in the prior-year quarter
•	Adjusted net loss was $340 million, or $1.12 per common share, compared to an adjusted net loss of $291 million, or $1.03 per common share, in the third quarter of last year
•	Reduced E&P capital and exploratory expenditures by 49 percent to $435 million from $849 million in the prior-year quarter
•	Oil and gas production was 314,000 barrels of oil equivalent per day (boepd); Bakken net production was 107,000 boepd
•

Successful Liza-3 well in the Stabroek block, offshore Guyana (Hess 30 percent), confirms world class oil discovery; estimated recoverable resources for Liza now expected to be at the upper end of the previously announced range of 800 million to 1.4 billion barrels of oil equivalent

•

Issued $1 billion of 4.30% notes due in 2027 and $500 million of 5.80% notes due in 2047; proceeds to be used primarily to purchase or redeem higher-coupon bonds and near-term maturities ($750 million of proceeds used through September 30, 2016)

•	Cash and cash equivalents were $3.5 billion at September 30, 2016 ($625 million committed for debt retirement in October)

NEW YORK, October 26, 2016 — Hess Corporation (NYSE: HES) today reported a net loss of $339 million, or $1.12 per common share, in the third quarter of 2016 compared with a net loss of $279 million, or $0.98 per common share, in the third quarter of 2015.  On an adjusted basis, the Corporation reported a net loss of $340 million, or $1.12 per common share, in the third quarter of 2016 compared with an adjusted net loss of $291 million, or $1.03 per common share, in the prior-

year quarter.  Third quarter 2016 after-tax results reflect lower production and realized selling prices compared with the third quarter of 2015, as well as lower operating costs and depreciation, depletion and amortization expenses.

“Our company continues to take steps to maintain a strong balance sheet and materially reduce our spending,” Chief Executive Officer John Hess said. “We also are investing in growth projects including the world-class Liza oil discovery in Guyana that we believe will create significant value for our shareholders.  Based on the positive results of the Liza-3 well, we now expect Liza to be at the upper end of the previously announced estimated recoverable resources range of 800 million to 1.4 billion barrels of oil equivalent.”

After-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions, except per share amounts)
Net Income (Loss) Attributable to Hess Corporation
Exploration and Production	$(234)	$(188)	$(1,013)	$(1,004)
Bakken Midstream	13	16	38	75
Corporate, Interest and Other	(118)	(94)	(265)	(266)
Net income (loss) from continuing operations	(339)	(266)	(1,240)	(1,195)
Discontinued operations	—	(13)	—	(40)
Net income (loss) attributable to Hess Corporation	$(339)	$(279)	$(1,240)	$(1,235)

Net income (loss) per common share (diluted) (a)	$(1.12)	$(0.98)	$(4.11)	$(4.35)

Adjusted Net Income (Loss) Attributable to Hess Corporation (b)
Exploration and Production	$(285)	$(221)	$(1,007)	$(538)
Bakken Midstream	13	16	38	75
Corporate, Interest and Other	(68)	(86)	(215)	(254)
Adjusted net income (loss) from continuing operations	(340)	(291)	(1,184)	(717)
Discontinued operations	—	—	—	—
Adjusted net income (loss) attributable to Hess Corporation	$(340)	$(291)	$(1,184)	$(717)

Adjusted net income (loss) per common share (diluted) (a)	$(1.12)	$(1.03)	$(3.93)	$(2.53)

Weighted average number of shares (diluted)	313.2	283.5	308.7	283.8
(a)

Calculated as net income (loss) attributable to Hess Corporation or, as applicable, adjusted net income (loss) attributable to Hess Corporation, less preferred stock dividends, divided by weighted average number of diluted shares.

(b)

Adjusted net income (loss) attributable to Hess Corporation excludes items affecting comparability summarized on page 5.  A reconciliation of net income (loss) attributable to Hess Corporation to adjusted net income (loss) attributable to Hess Corporation is provided on page 6.

Exploration and Production:

The Exploration and Production net loss in the third quarter of 2016 was $234 million compared to a net loss of $188 million in the prior-year quarter.  On an adjusted basis, the third quarter 2016 adjusted net loss was $285 million compared to $221 million in the prior-year quarter.

The Corporation’s average realized crude oil selling price was $41.50 per barrel in the third quarter of 2016, down 9 percent from $45.66 per barrel in the year-ago quarter, including the effect of hedging.  The average realized natural gas liquids selling price in the third quarter of 2016 was $9.23 per barrel compared to $7.17 per barrel in the prior-year quarter while the average realized natural gas selling price was $3.20 per mcf, down from $4.02 per mcf in the third quarter of 2015.

Net production in the third quarter of 2016 was 314,000 boepd compared to pro forma net production, which excludes assets sold, of 372,000 boepd in the third quarter of 2015.  Lower volumes were primarily due to a reduced drilling program across our portfolio, planned and unplanned downtime, and natural field declines.

Operational Highlights for the Third Quarter of 2016:

Bakken (Onshore U.S.):  Net production from the Bakken was 107,000 boepd compared to 113,000 boepd in the prior-year quarter, due to a reduced drilling program.  The Corporation operated an average of three rigs in the quarter and brought 22 gross operated wells on production.  Drilling and completion costs averaged $4.7 million per operated well in the third quarter, down 11 percent from the year-ago quarter, while increasing our standard well design to a 50-stage completion from the previous 35-stage completion design.

Gulf of Mexico (Offshore U.S.):  Net production from the Gulf of Mexico was 61,000 boepd compared to 83,000 boepd in the prior-year quarter, primarily as a result of unplanned well downtime due to subsurface valve failures at two fields and natural field declines.

Valhall (Offshore Norway):  Net production from the Valhall Field (Hess 64 percent) averaged 31,000 boepd in the third quarter of 2016, down from 35,000 boepd in the year-ago quarter, primarily due to a reduced drilling program.

South Arne (Offshore Denmark):  Net production from the South Arne Field (Hess 62 percent) averaged 11,000 boepd in the third quarter of 2016, down from 14,000 boepd in the year-ago quarter, as a result of a planned maintenance shutdown during the third quarter of 2016.

Joint Development Area of Malaysia / Thailand (Offshore):  At the Joint Development Area of Malaysia / Thailand (Hess 50 percent), the operator shut down the field in the third quarter to commission the booster compressor project.  Net production averaged 24,000 boepd in the third quarter of 2016, down from 36,000 boepd in the prior-year quarter due to the shut down and lower entitlement.

Development Projects:  At the North Malay Basin project, offshore Malaysia (Hess operated - 50 percent), we completed installation of the topsides at three remote wellhead platforms and development drilling operations continued.  First gas from the full field development is projected for the third quarter of 2017.  At the Stampede project in the Gulf of Mexico (Hess operated - 25 percent), the topsides deck was installed on the hull and drilling operations in the field continued.  First production is targeted for 2018.

Guyana (Offshore):  The Liza-3 appraisal well on the Stabroek Block (Hess 30 percent), operated by Esso Exploration and Production Guyana Limited, was successfully completed.  Based on the Liza-3 results, we now expect the estimated recoverable resources to be at the upper end of the previously announced range of 800 million to 1.4 billion barrels of oil equivalent.  On a separate prospect 25 miles northwest of the Liza discovery, the operator completed drilling of the Skipjack exploration well, which was unsuccessful and expensed in the quarter.

Bakken Midstream:

The Corporation’s share of Bakken Midstream segment net income was $13 million in the third quarter of 2016 compared to $16 million in the prior-year quarter, primarily due to lower throughput volumes.

Capital and Exploratory Expenditures:

Exploration and Production capital and exploratory expenditures were $435 million in the third quarter of 2016 down 49 percent from $849 million in the prior-year quarter reflecting reduced activities in response to the weak commodity price environment.  Bakken Midstream capital expenditures were $88 million in the third quarter of both 2016 and 2015.

Liquidity:

Net cash provided by operating activities before changes in operating assets and liabilities was $309 million in the third quarter of 2016 compared to $509 million in the prior-year quarter.  In the third quarter, the Corporation issued $1 billion of senior notes with a 4.30% coupon due in 2027 and $500 million of senior notes with a 5.80% coupon due in 2047, with proceeds to be used primarily to purchase or redeem higher-coupon bonds and near-term maturities.  Through September 30, 2016, $750 million has been used to purchase the tendered 8.125% notes, due in 2019.

The Corporation had cash and cash equivalents of $3,529 million and total debt, excluding the Bakken Midstream, of $6,654 million at September 30, 2016.  The Corporation’s debt to capitalization ratio was 26.0 percent at September 30, 2016.

In October, the Corporation expects to purchase and redeem notes for $625 million to complete the debt refinancing.  Pro forma for the notes to be purchased or redeemed in October and excluding the Bakken Midstream, debt amounted to $6,095 million at September 30, 2016.  The Corporation’s pro forma debt to capitalization ratio was 24.5 percent.

Items Affecting Comparability of Earnings Between Periods:

The following table reflects the total after‑tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions)
Exploration and Production	$51	$33	$(6)	$(466)
Bakken Midstream	—	—	—	—
Corporate, Interest and Other	(50)	(8)	(50)	(12)
Discontinued operations	—	(13)	—	(40)
Total items affecting comparability of earnings between periods	$1	$12	$(56)	$(518)

Third quarter 2016 Exploration and Production results include a tax benefit of $51 million related to the resolution of certain international tax matters.  Third quarter 2016 Corporate, Interest and Other results include an after-tax charge of $50 million ($80 million pre-tax) for the premium paid to purchase 65 percent of the principal amount of our 8.125% notes, due in 2019.

Third quarter 2015 Exploration and Production results include an after-tax gain of $31 million ($49 million pre-tax) from the sale of dry gas acreage in the Utica shale play and a tax benefit of $50 million associated with an international investment incentive.  Exploration and Production results also include after-tax charges totaling $48 million ($74 million pre-tax) for undeveloped leasehold impairment and other exit costs.  Third quarter 2015 Corporate, Interest and Other results include an after-tax charge of $8 million ($10 million pre-tax) related to the HOVENSA bankruptcy.

Reconciliation of U.S. GAAP to Non-GAAP measures:

The following table reconciles reported net income (loss) attributable to Hess Corporation and adjusted net income (loss):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions)
Net income (loss) attributable to Hess Corporation	$(339)	$(279)	$(1,240)	$(1,235)
Less: Total items affecting comparability of earnings between periods	1	12	(56)	(518)
Adjusted net income (loss) attributable to Hess Corporation	$(340)	$(291)	$(1,184)	$(717)

The following table reconciles reported net cash provided by (used in) operating activities to cash provided by continuing operating activities before changes in operating assets and liabilities:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	(unaudited)		(unaudited)
	2016	2015	2016	2015
	(In millions)
Cash provided by continuing operating activities before changes in operating assets and liabilities	$309	$509	$714	$1,720
Changes in operating assets and liabilities	23	(217)	(245)	(331)
Cash provided by (used in) continuing operating activities	332	292	469	1,389
Cash used in discontinued operating activities	—	(10)	—	(31)
Net cash provided by (used in) operating activities	$332	$282	$469	$1,358

A reconciliation of pro forma debt to total debt on a GAAP basis is provided on page 10.

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation is a leading global independent energy company engaged in the exploration and production of crude oil and natural gas.  More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended.  Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.  Estimates and projections contained in this release are based on the Company’s current understanding and assessment based on reasonable assumptions.  Actual results may differ materially from these estimates and projections due to certain risk factors discussed in the Corporation’s periodic filings with the Securities and Exchange Commission and other factors.

Non-GAAP financial measures

The Corporation has used non-GAAP financial measures in this earnings release.  “Adjusted net income (loss)” presented in this release is defined as reported net income (loss) attributable to Hess Corporation excluding items identified as affecting comparability of earnings between periods.  “Net cash provided by operating activities before changes in operating assets and liabilities” is defined as Cash provided by operating activities excluding changes in operating assets and liabilities.  Management uses adjusted net income (loss) to evaluate the Corporation’s operating performance and believes that investors’ understanding of our performance is enhanced by disclosing this measure, which excludes certain items that management believes are not directly related to ongoing operations and are not indicative of future business trends and operations.  Management believes that net cash provided by operating activities before changes in operating assets and liabilities demonstrates the company’s ability to internally fund capital expenditures, pay dividends and service debt.  These measures are not, and should not be viewed as, a substitute for U.S. GAAP net income (loss) or net cash provided by operating activities.  A reconciliation of reported net income (loss) attributable to Hess Corporation (U.S. GAAP) to adjusted net income (loss) as well as a reconciliation of net cash provided by (used in) operating activities (U.S. GAAP) to net cash provided by operating activities before changes in operating assets and liabilities are provided in the release.  In addition, “Pro forma debt” presented in this release is defined as reported debt less debt balances that we have committed to repurchase or redeem at September 30, 2016.  Management used pro forma debt to evaluate the Corporation’s financing structure and believes that investors’ understanding of our liquidity and debt  is enhanced by disclosing this measure.

Cautionary Note to Investors

We use certain terms in this release relating to resources other than proved reserves, such as unproved reserves or resources.  Investors are urged to consider closely the oil and gas disclosures in Hess’ Form 10-K, File No. 1-1204, available from Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036 c/o Corporate Secretary and on our website at www.hess.com. You can also obtain this form from the SEC on the EDGAR system.

For Hess Corporation

Investor Contact:

Jay Wilson

(212) 536-8940

Media Contact:

Michael Henson/Patrick Scanlan

Sard Verbinnen & Co

(212) 687-8080

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Income Statement

Revenues and non-operating income
Sales and other operating revenues	$1,177	$1,671	$1,224
Other, net	19	18	45
Total revenues and non-operating income	1,196	1,689	1,269

Costs and expenses
Cost of products sold (excluding items shown separately below)	222	356	277
Operating costs and expenses	421	508	455
Production and severance taxes	27	29	28
Exploration expenses, including dry holes and lease impairment	78	144	199
General and administrative expenses	106	119	106
Interest expense	84	84	85
Loss on debt extinguishment	80	—	—
Depreciation, depletion and amortization	811	988	797
Total costs and expenses	1,829	2,228	1,947

Income (loss) from continuing operations before income taxes	(633)	(539)	(678)
Provision (benefit) for income taxes	(316)	(300)	(305)
Income (loss) from continuing operations	(317)	(239)	(373)

Income (loss) from discontinued operations, net of income taxes	—	(13)	—

Net income (loss)	(317)	(252)	(373)
Less: Net income (loss) attributable to noncontrolling interests	22	27	19
Net income (loss) attributable to Hess Corporation	(339)	(279)	(392)

Less: Preferred stock dividends	12	—	12
Net income (loss) applicable to Hess Corporation common stockholders	$(351)	$(279)	$(404)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Nine Months Ended September 30,
	2016	2015
Income Statement

Revenues and non-operating income
Sales and other operating revenues	$3,374	$5,162
Other, net	84	12
Total revenues and non-operating income	3,458	5,174

Costs and expenses
Cost of products sold (excluding items shown separately below)	688	990
Operating costs and expenses	1,312	1,517
Production and severance taxes	74	110
Exploration expenses, including dry holes and lease impairment	409	503
General and administrative expenses	310	417
Interest expense	254	255
Loss on debt extinguishment	80	—
Depreciation, depletion and amortization	2,476	2,972
Impairments	—	385
Total costs and expenses	5,603	7,149

Income (loss) from continuing operations before income taxes	(2,145)	(1,975)
Provision (benefit) for income taxes	(967)	(807)
Income (loss) from continuing operations	(1,178)	(1,168)

Income (loss) from discontinued operations, net of income taxes	—	(40)

Net income (loss)	(1,178)	(1,208)
Less: Net income (loss) attributable to noncontrolling interests	62	27
Net income (loss) attributable to Hess Corporation	(1,240)	(1,235)

Less: Preferred stock dividends	30	—
Net income (loss) applicable to Hess Corporation common stockholders	$(1,270)	$(1,235)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	September 30,	December 31,
	2016	2015
Balance Sheet Information

Cash and cash equivalents	$3,529	$2,716
Other current assets	1,364	1,688
Property, plant and equipment – net	25,537	26,352
Other long-term assets	4,029	3,401
Total assets	$34,459	$34,157

Current maturities of long-term debt	$666	$86
Other current liabilities	1,951	2,542
Long-term debt	6,671	6,506
Other long-term liabilities	4,256	4,622
Total equity excluding other comprehensive income (loss)	21,210	21,050
Accumulated other comprehensive income (loss)	(1,372)	(1,664)
Noncontrolling interests	1,077	1,015
Total liabilities and equity	$34,459	$34,157

	September 30,	December 31,
	2016	2015
Total Debt

Hess	$6,654	$5,888
Bakken Midstream (a)	683	704
Hess Consolidated	$7,337	$6,592

Debt to capitalization ratio
Hess Consolidated	26.0%	24.4%
(a)	Bakken Midstream debt is non-recourse to Hess Corporation.

September 30,
2016
Pro forma Debt (a)

Hess excluding Bakken Midstream
Total debt – GAAP	$6,654
Less: October 2016 debt purchases and redemptions (a)	559
Hess excluding Bakken Midstream pro forma debt	$6,095

Hess Consolidated
Total debt – GAAP	$7,337
Less: October 2016 debt purchases and redemptions (a)	559
Hess pro forma debt	$6,778

Pro forma Debt to capitalization ratio
Hess Consolidated	24.5%
(a)	At September 30, 2016, current maturities of long-term debt include $559 million of notes that will be purchased or redeemed in October 2016 associated with the debt refinancing transaction.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Cash Flow Information

Cash Flows from Operating Activities
Net income (loss)	$(317)	$(252)	$(373)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
(Gains) losses on asset sales, net	—	(50)	(27)
Depreciation, depletion and amortization	811	988	797
Exploratory dry hole costs	16	4	133
Exploration lease impairment	9	61	15
Loss from equity affiliates	—	10	—
Stock compensation expense	22	20	22
Provision (benefit) for deferred income taxes and other tax accruals	(312)	(285)	(310)
Loss on debt extinguishment	80	—	—
(Income) loss from discontinued operations, net of income taxes	—	13	—
Cash provided by operating activities before changes in operating assets and liabilities	309	509	257
Changes in operating assets and liabilities	23	(217)	(60)
Cash provided by (used in) continuing operating activities	332	292	197
Cash provided by (used in) discontinued operating activities	—	(10)	—
Net cash provided by (used in) operating activities	332	282	197

Cash Flows from Investing Activities
Additions to property, plant and equipment - E&P	(463)	(918)	(547)
Additions to property, plant and equipment - Bakken Midstream	(66)	(45)	(68)
Proceeds from asset sales	—	25	80
Other, net	3	(31)	8
Cash provided by (used in) continuing investing activities	(526)	(969)	(527)
Cash provided by (used in) discontinued investing activities	—	13	—
Net cash provided by (used in) investing activities	(526)	(956)	(527)

Cash Flows from Financing Activities
Debt with maturities of greater than 90 days
Borrowings	1,496	600	—
Repayments	(765)	(17)	(43)
Common stock acquired and retired	—	(64)	—
Cash dividends paid	(91)	(71)	(89)
Noncontrolling interests, net	—	2,329	—
Other, net	(12)	(21)	—
Cash provided by (used in) continued financing activities	628	2,756	(132)
Cash provided by (used in) discontinued financing activities	—	—	—
Net cash provided by (used in) financing activities	628	2,756	(132)

Net Increase (Decrease) in Cash and Cash Equivalents	434	2,082	(462)
Cash and Cash Equivalents at Beginning of Period	3,095	931	3,557
Cash and Cash Equivalents at End of Period	$3,529	$3,013	$3,095

Additions to Property, plant and equipment included within Investing activities:
Capital expenditures incurred	$(471)	$(858)	$(501)
Increase (decrease) in related liabilities	(58)	(105)	(114)
Additions to Property, plant and equipment	$(529)	$(963)	$(615)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Nine Months Ended September 30,
	2016	2015
Cash Flow Information

Cash flows From Operating Activities
Net income (loss)	$(1,178)	$(1,208)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities
(Gains) losses on asset sales, net	(27)	(50)
Depreciation, depletion and amortization	2,476	2,972
Exploratory dry hole costs	234	180
Exploration lease impairment	33	139
Impairments	—	385
Loss from equity affiliates	—	10
Stock compensation expense	69	71
Provision (benefit) for deferred income taxes and other tax accruals	(973)	(819)
Loss on debt extinguishment	80	—
(Income) loss from discontinued operations, net of income taxes	—	40
Cash provided by operating activities before changes in operating assets and liabilities	714	1,720
Changes in operating assets and liabilities	(245)	(331)
Cash provided by (used in) continuing operating activities	469	1,389
Cash provided by (used in) discontinued operating activities	—	(31)
Net cash provided by (used in) operating activities	469	1,358

Cash Flows from Investing Activities
Additions to property, plant and equipment - E&P	(1,578)	(3,232)
Additions to property, plant and equipment - Bakken Midstream	(186)	(154)
Proceeds from asset sales	80	25
Other, net	18	(44)
Cash provided by (used in) continuing investing activities	(1,666)	(3,405)
Cash provided by (used in) discontinued investing activities	—	108
Net cash provided by (used in) investing activities	(1,666)	(3,297)

Cash Flows from Financing Activities
Debt with maturities of greater than 90 days
Borrowings	1,501	600
Repayments	(825)	(51)
Proceeds from issuance of preferred stock	557	—
Proceeds from issuance of common stock	1,087	—
Common stock acquired and retired	—	(142)
Cash dividends paid	(260)	(215)
Noncontrolling interests, net	—	2,329
Other, net	(50)	(13)
Cash provided by (used in) continued financing activities	2,010	2,508
Cash provided by (used in) discontinued financing activities	—	—
Net cash provided by (used in) financing activities	2,010	2,508

Net Increase (Decrease) in Cash and Cash Equivalents	813	569
Cash and Cash Equivalents at Beginning of Year	2,716	2,444
Cash and Cash Equivalents at End of Period	$3,529	$3,013

Additions to Property, plant and equipment included within Investing activities:
Capital expenditures incurred	$(1,512)	$(3,108)
Increase (decrease) in related liabilities	(252)	(278)
Additions to Property, plant and equipment	$(1,764)	$(3,386)

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)

(IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Capital and Exploratory Expenditures

E&P Capital and exploratory expenditures
United States
Bakken	$126	$295	$88
Other Onshore	4	70	22
Total Onshore	130	365	110
Offshore	191	199	168
Total United States	321	564	278

Europe	1	58	14
Africa	4	13	—
Asia and other	109	214	193
E&P Capital and exploratory expenditures	$435	$849	$485

Total exploration expenses charged to income included above	$52	$79	$51

Bakken Midstream Capital expenditures	$88	$88	$67

	Nine Months Ended September 30,
	2016	2015
Capital and Exploratory Expenditures

E&P Capital and exploratory expenditures
United States
Bakken	$330	$1,060
Other Onshore	48	260
Total Onshore	378	1,320
Offshore	564	666
Total United States	942	1,986

Europe	63	255
Africa	7	159
Asia and other	452	699
E&P Capital and exploratory expenditures	$1,464	$3,099

Total exploration expenses charged to income included above	$142	$184

Bakken Midstream Capital expenditures	$190	$193

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION EARNINGS DATA (UNAUDITED)

(IN MILLIONS)

	Third Quarter 2016
	United States		International		Total
Income Statement

Total revenues and non-operating income
Sales and other operating revenues	$791		$386		$1,177
Other, net	(5)		12		7
Total revenues and non-operating income	786		398		1,184

Costs and expenses
Cost of products sold (excluding items shown separately below) (a)	234		(5)		229
Operating costs and expenses	180		198		378
Production and severance taxes	24		3		27
Bakken Midstream tariffs	113		—		113
Exploration expenses, including dry holes and lease impairment	29		49		78
General and administrative expenses	57		4		61
Depreciation, depletion and amortization	522		262		784
Total costs and expenses	1,159		511		1,670

Results of operations before income taxes	(373)		(113)		(486)
Provision (benefit) for income taxes	(139)		(113)		(252)
Net income (loss) attributable to Hess Corporation	$(234)		$—		$(234)

	Third Quarter 2015
	United States		International		Total
Income Statement

Total revenues and non-operating income
Sales and other operating revenues	$1,022		$649		$1,671
Other, net	46		(19)		27
Total revenues and non-operating income	1,068		630		1,698

Costs and expenses
Cost of products sold (excluding items shown separately below) (a)	350		36		386
Operating costs and expenses	193		250		443
Production and severance taxes	28		1		29
Bakken Midstream tariffs	117		—		117
Exploration expenses, including dry holes and lease impairment	87		57		144
General and administrative expenses	47		13		60
Depreciation, depletion and amortization	622		341		963
Total costs and expenses	1,444		698		2,142

Results of operations before income taxes	(376)		(68)		(444)
Provision (benefit) for income taxes	(129)		(127)		(256)
Net income (loss) attributable to Hess Corporation	$(247)	(b)	$59	(c)	$(188)
(a)	Includes amounts charged from the Bakken Midstream.
(b)	After-tax results from crude oil hedging activities amounted to realized gains of $13 million and unrealized losses of $5 million.
(c)	After-tax results from crude oil hedging activities amounted to realized gains of $19 million and unrealized losses of $0.3 million.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION EARNINGS DATA (UNAUDITED)

(IN MILLIONS)

	Second Quarter 2016
	United States	International	Total
Income Statement

Total revenues and non-operating income
Sales and other operating revenues	$752	$472	$1,224
Other, net	22	15	37
Total revenues and non-operating income	774	487	1,261

Costs and expenses
Cost of products sold (excluding items shown separately below) (a)	230	57	287
Operating costs and expenses	230	179	409
Production and severance taxes	27	1	28
Bakken Midstream tariffs	109	—	109
Exploration expenses, including dry holes and lease impairment	164	35	199
General and administrative expenses	54	6	60
Depreciation, depletion and amortization	497	273	770
Total costs and expenses	1,311	551	1,862

Results of operations before income taxes	(537)	(64)	(601)
Provision (benefit) for income taxes	(203)	(70)	(273)
Net income (loss) attributable to Hess Corporation	$(334)	$6	$(328)
(a)	Includes amounts charged from the Bakken Midstream.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION EARNINGS DATA (UNAUDITED)

(IN MILLIONS)

	Nine Months Ended September 30, 2016
	United States		International		Total
Income Statement

Total revenues and non-operating income
Sales and other operating revenues	$2,142		$1,232		$3,374
Other, net	23		31		54
Total revenues and non-operating income	2,165		1,263		3,428

Costs and expenses
Cost of products sold (excluding items shown separately below)(a)	648		64		712
Operating costs and expenses	631		547		1,178
Production and severance taxes	68		6		74
Bakken Midstream tariffs	334		—		334
Exploration expenses, including dry holes and lease impairment	301		108		409
General and administrative expenses	162		15		177
Depreciation, depletion and amortization	1,556		840		2,396
Total costs and expenses	3,700		1,580		5,280

Results of operations before income taxes	(1,535)		(317)		(1,852)
Provision (benefit) for income taxes	(583)		(256)		(839)
Net income (loss) attributable to Hess Corporation	$(952)		$(61)		$(1,013)

	Nine Months Ended September 30, 2015
	United States		International		Total
Income Statement

Total revenues and non-operating income
Sales and other operating revenues	$3,218		$1,944		$5,162
Other, net	26		(5)		21
Total revenues and non-operating income	3,244		1,939		5,183

Costs and expenses
Cost of products sold (excluding items shown separately below)(a)	1,076		2		1,078
Operating costs and expenses	587		734		1,321
Production and severance taxes	106		4		110
Bakken Midstream tariffs	335		—		335
Exploration expenses, including dry holes and lease impairment	171		332		503
General and administrative expenses	202		41		243
Depreciation, depletion and amortization	1,759		1,140		2,899
Impairments	385		—		385
Total costs and expenses	4,621		2,253		6,874

Results of operations before income taxes	(1,377)		(314)		(1,691)
Provision (benefit) for income taxes	(340)		(347)		(687)
Net income (loss) attributable to Hess Corporation	$(1,037)	(b)	$33	(c)	$(1,004)
(a)	Includes amounts charged from the Bakken Midstream.
(b)	After-tax results from crude oil hedging activities amounted to realized gains of $12 million and unrealized losses of $2 million.
(c)	After-tax results from crude oil hedging activities amounted to realized gains of $12 million and unrealized losses of $6 million.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Net Production Per Day (in thousands)

Crude oil - barrels
United States
Bakken	67	82	69
Other Onshore	9	10	8
Total Onshore	76	92	77
Offshore	46	60	41
Total United States	122	152	118

Europe	34	40	26
Africa (a)	33	50	33
Asia	1	2	2
Total	190	244	179

Natural gas liquids - barrels
United States
Bakken	29	20	27
Other Onshore	11	12	12
Total Onshore	40	32	39
Offshore	4	7	4
Total United States	44	39	43

Europe	1	1	1
Total	45	40	44

Natural gas - mcf
United States
Bakken	66	65	59
Other Onshore	139	125	134
Total Onshore	205	190	193
Offshore	65	93	52
Total United States	270	283	245

Europe	41	45	40
Asia	161	246	254
Total	472	574	539

Barrels of oil equivalent	314	380	313
(a)	The Corporation sold its Algerian operations on December 31, 2015. Production was 8,000 barrels of oil per day (bopd) in the third quarter of 2015 in Algeria.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months Ended September 30,
	2016	2015
Net Production Per Day (in thousands)

Crude oil - barrels
United States
Bakken	70	82
Other Onshore	9	11
Total Onshore	79	93
Offshore	46	57
Total United States	125	150

Europe	32	38
Africa (a)	34	50
Asia	2	2
Total	193	240

Natural gas liquids - barrels
United States
Bakken	27	21
Other Onshore	12	11
Total Onshore	39	32
Offshore	5	6
Total United States	44	38

Europe	1	1
Total	45	39

Natural gas - mcf
United States
Bakken	64	65
Other Onshore	136	100
Total Onshore	200	165
Offshore	64	85
Total United States	264	250

Europe	42	41
Asia	221	297
Total	527	588

Barrels of oil equivalent	326	377
(a)	The Corporation sold its Algerian operations on December 31, 2015. Production was 6,000 bopd for the nine months ended September 30, 2015 in Algeria.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Sales Volumes Per Day (in thousands)

Crude oil - barrels	190	245	198
Natural gas liquids - barrels	45	40	44
Natural gas - mcf	472	574	539
Barrels of oil equivalent	314	381	332

Sales Volumes (in thousands)

Crude oil - barrels	17,528	22,592	18,053
Natural gas liquids - barrels	4,167	3,701	3,968
Natural gas - mcf	43,413	52,784	48,998
Barrels of oil equivalent	28,931	35,090	30,187

	Nine Months Ended September 30,
	2016	2015
Sales Volumes Per Day (in thousands)

Crude oil - barrels	201	238
Natural gas liquids - barrels	45	39
Natural gas - mcf	527	588
Barrels of oil equivalent	334	375

Sales Volumes (in thousands)

Crude oil - barrels	55,030	65,028
Natural gas liquids - barrels	12,389	10,668
Natural gas - mcf	144,381	160,604
Barrels of oil equivalent	91,483	102,463

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Average Selling Prices

Crude oil - per barrel (including hedging)
United States
Onshore	$39.19	$40.43	$39.96
Offshore	39.55	42.70	40.15
Total United States	39.33	41.33	40.02
Europe	46.01	53.49	45.28
Africa	44.22	51.98	44.66
Asia	47.36	—	38.96
Worldwide	41.50	45.66	41.95

Crude oil - per barrel (excluding hedging)
United States
Onshore	$39.19	$37.91	$39.96
Offshore	39.55	42.70	40.15
Total United States	39.33	39.81	40.02
Europe	46.01	50.12	45.28
Africa	44.22	48.60	44.66
Asia	47.36	—	38.96
Worldwide	41.50	43.43	41.95

Natural gas liquids - per barrel
United States
Onshore	$8.48	$5.45	$8.34
Offshore	13.94	12.56	13.52
Total United States	9.00	6.69	8.84
Europe	17.68	21.44	19.23
Worldwide	9.23	7.17	9.03

Natural gas - per mcf
United States
Onshore	$1.49	$1.70	$1.30
Offshore	2.24	2.37	1.50
Total United States	1.67	1.92	1.34
Europe	3.74	6.43	3.74
Asia	5.66	5.98	5.70
Worldwide	3.20	4.02	3.58

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months Ended September 30,
	2016	2015
Average Selling Prices

Crude oil - per barrel (including hedging)
United States
Onshore	$35.16	$43.38
Offshore	35.08	48.75
Total United States	35.13	45.43
Europe	40.66	55.87
Africa	39.66	54.99
Asia	43.11	56.85
Worldwide	37.05	49.14

Crude oil - per barrel (excluding hedging)
United States
Onshore	$35.16	$42.61
Offshore	35.08	48.75
Total United States	35.13	44.95
Europe	40.66	55.01
Africa	39.66	54.26
Asia	43.11	56.85
Worldwide	37.05	48.55

Natural gas liquids - per barrel
United States
Onshore	$7.89	$9.47
Offshore	12.14	14.60
Total United States	8.33	10.32
Europe	17.50	25.50
Worldwide	8.55	10.84

Natural gas - per mcf
United States
Onshore	$1.33	$1.78
Offshore	1.74	2.26
Total United States	1.43	1.95
Europe	4.04	7.18
Asia	5.65	6.07
Worldwide	3.41	4.40

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

BAKKEN MIDSTREAM EARNINGS (UNAUDITED) AND OPERATING DATA

($ IN MILLIONS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Income Statement

Revenues and non-operating income
Total revenues and non-operating income	$120	$148	$119

Costs and expenses
Operating costs and expenses	43	65	46
General and administrative expenses	4	4	5
Depreciation, depletion and amortization	25	22	25
Interest expense	4	4	6
Total costs and expenses	76	95	82

Results of operations before income taxes	44	53	37
Provision (benefit) for income taxes	9	10	7
Net income (loss)	35	43	30
Less: Net income attributable to noncontrolling interests	22	27	19
Net income (loss) attributable to Hess Corporation	$13	$16	$11

	Third	Third	Second
	Quarter	Quarter	Quarter
	2016	2015	2016
Bakken Midstream - Operating Volumes (in thousands)

Processing
Tioga gas plant – mcf of natural gas per day	196	210	183

Export
Terminal throughput – bopd (a)	51	72	64
Tioga rail terminal crude loading – bopd (b)	43	47	39
Rail services – bopd (c)	20	45	30

Pipelines
Oil gathering – bopd	58	41	59
Gas gathering – mcf of natural gas per day	208	226	199

(a)  Volume of crude oil received at the Ramburg truck facility and transported through the Tioga rail terminal or third party pipelines.

(b)  Volume of crude oil loaded to Hess Midstream and third party rail cars at the Tioga rail terminal.

(c)  Volume of crude oil transported by Hess Midstream rail cars from the Tioga rail terminal and third party terminals.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES

BAKKEN MIDSTREAM EARNINGS (UNAUDITED) AND OPERATING DATA

($ IN MILLIONS)

	Nine Months Ended September 30,
	2016	2015
Income Statement

Revenues and non-operating income
Total revenues and non-operating income	$358	$423

Costs and expenses
Operating costs and expenses	134	196
General and administrative expenses	13	9
Depreciation, depletion and amortization	73	65
Interest expense	14	6
Total costs and expenses	234	276

Results of operations before income taxes	124	147
Provision (benefit) for income taxes	24	45
Net income (loss)	100	102
Less: Net income attributable to noncontrolling interests (a)	62	27
Net income (loss) attributable to Hess Corporation	$38	$75
(a)

On July 1, 2015, the Corporation completed the sale of a 50 percent interest in its Bakken Midstream segment.  Our partner’s 50 percent share of net income is presented as a noncontrolling interest charge in the Bakken Midstream income statements effective from the third quarter of 2015.

	Nine Months Ended September 30,
	2016	2015
Bakken Midstream - Operating Volumes (in thousands)

Processing
Tioga gas plant – mcf of natural gas per day	191	197

Export
Terminal throughput – bopd (a)	59	78
Tioga rail terminal crude loading – bopd (b)	38	49
Rail services – bopd (c)	26	43

Pipelines
Oil gathering – bopd	58	35
Gas gathering – mcf of natural gas per day	204	219

(a)  Volume of crude oil received at the Ramburg truck facility and transported through the Tioga rail terminal or third party pipelines.

(b)  Volume of crude oil loaded to Hess Midstream and third party rail cars at the Tioga rail terminal.

(c)  Volume of crude oil transported by Hess Midstream rail cars from the Tioga rail terminal and third party terminals.